SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2005


                      Interactive Television Networks, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

           000-50122                                 98-0372720
   (Commission File Number)             (I.R.S. Employer Identification No.)

             28202 Cabot Road; Ste 300
             Laguna Niguel, California                            92677
     (Address of Principal Executive Offices)                   (Zip Code)

                                 (949) 365-5655
              (Registrant's Telephone Number, Including Area Code)
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             (Former name, former address, and former fiscal year,
                         if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement.

      See the discussion under Item 3.02, below, which is incorporated herein by reference.

ITEM 3.02  Unregistered Sales of Equity Securities.

      Sale of Debenture and Warrants

      On October 24, 2005, Interactive Televisions Networks, Inc. (the "the Company") entered into a series of agreements, each of which is dated as of October 20, 2005, pursuant to which the Company sold to Pentagon Bernini Fund, Ltd. (the "Fund") (i) a 17% Secured Convertible Debenture (the "Debenture") having an initial principal balance of $4,000,000, and (ii) five-year warrants (the "Warrants") to acquire 1,000,000 shares of the Company's common stock (the "Warrant Shares") at an exercise price of $3.00 per share. The foregoing sale of securities was completed on October 25, 2005. The aggregate purchase price of the securities sold in the private placement was $4,000,000. The Company used $2,400,000 of the offering proceeds to repay, in full, a $2,400,000 outstanding letter of credit facility issued to the Company by Manufacturer's Bank for the purpose of purchasing the Company's set-top boxes. The Company used the balance of the offering proceeds, $1,600,000, to repay a working capital loan that Mercator Momentum Fund III, LP had extended to the Company on October 3, 2005.

      The Debenture accrues interest at a rate of 17% per annum until payment in full of the unconverted outstanding principal sum, together with all accrued and unpaid interest, has been made. Interest shall be payable quarterly in arrears on the last day of each January, April, July, and October, commencing on January 31, 2006 (each such date, an "Interest Payment Date"). Interest shall be payable in cash, except that the Company may, in its sole discretion, pay up to 50% of the amount of interest payable on any Interest Payment Date by issuing additional debentures in accordance with the same terms as the Debenture. The Company's obligations under the Debenture are secured by a Security Agreement, pursuant to which the Company granted to the Fund a security interest in all of the Company's personal property assets. In addition, the Company's obligations under the Debenture are also secured by the pledge of 4,000,000 shares of the Company's common stock, of which 2,000,000 shares were pledged by Michael Martinez, 1,500,000 shares were pledged by David Koenig, 250,000 shares were pledged by Murray Williams, and 250,000 shares were pledged by Charles Prast (Messrs. Martinez, Williams, and Prast are the principal executive shareholders of the Company, and Mr. Koening is a principal shareholder and an employee of the Company).

      The Debenture is convertible into shares of the Company's common stock (the "Debenture Shares") at any time at an initial conversion price of $2.00 per share. The initial conversion price is subject to adjustment, including upon a breach by the Company of its registration requirements. In the event that the Company fails to comply with its registration requirements (see below), the conversion price will decrease to $1.50 per share.

      The Company has the right to prepay the Debenture without penalty, in whole or in part, at any time and from time to time upon not less than fifteen
(15) days prior written notice. In the event that the Company issues any additional debt or equity securities, the Fund will have the right to require that 50% of the net proceeds of such debt or equity securities be applied to repay all or a portion of the principal amount outstanding on the Debenture.

      Registration Rights

      In connection with the sale and issuance of the Debenture and Warrants, on October 24, 2005 the Company and the Fund entered into a Registration Rights Agreement (dated October 20, 2005) pursuant to which the Company agreed to prepare and file, no later than the 60th day immediately following the date of the Registration Rights Agreement, a registration statement with the SEC covering the resale of the Debenture Shares and the Warrant Shares. The Company is required to use its best efforts to have such registration statement declared effective by the SEC as soon as practicable, but in no event later than 90 days after initial filing of the Registration Statement with the SEC (or 120 days if the registration statement is subjected to a review by the SEC). The Company shall be subject to the payment of specified liquidated damages to the Fund as


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set forth in the Registration Rights Agreement if the registration statement is not filed and does not become effective within the foregoing time periods. The Company may also be required, under certain circumstances, to pay the Fund specified liquidated damages if it is unable to maintain the effectiveness of the registration statement.

      Exemption from Registration

      The sale of Debenture and Warrants to the Fund was not registered under the Securities Act of 1933, as amended (the "Act"), and the Debenture and Warrants were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder. The Debenture, the Debenture Shares, the Warrants and the Warrant Shares may not be offered or sold in the United States in the absence of an effective registration statement, or exemption from the registration requirements, under the Act.

      Copies of the Agreements

      Copies of the definitive agreements relating to the sale and issuance of the Debenture and the Warrants are filed herewith as Exhibits 4.1, 10.1, 10.2,
10.3 and 10.4. The summary of terms set forth above is qualified by reference to such exhibits.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

      There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which is incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTERACTIVE TELEVISION NETWORKS, INC.

Date:    October 27, 2005         By:   /s/ CHARLES PRAST
                                        -----------------
                                        Charles Prast, Chief Executive Officer


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                        EXHIBIT INDEX

Exhibit No.                             Description
-----------       --------------------------------------------------------------

4.1 Form of Warrant to Purchase Common Stock of Interactive Television Networks, Inc.

10.1 Form of Securities Purchase Agreement, dated as of October 20, 2005, by and among Interactive Television Networks, Inc. and Pentagon Bernini Fund, Ltd.

10.2 Form of Registration Rights Agreement, dated as of October 20, 2005, by and among Interactive Television Networks, Inc. and Pentagon Bernini Fund, Ltd.

10.3 Form of Security Agreement, dated as of October 20, 2005, by and among Interactive Television Networks, Inc. and Pentagon Bernini Fund, Ltd.

10.4 Form of 17% Secured Convertible Debenture, dated October 20, 2005, by and among Interactive Television Networks, Inc. and Pentagon Bernini Fund, Ltd.